United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 29, 2022

Date of Report (Date of earliest event reported)

CleanTech Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40611	85-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 West 25th Street, 9th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 494-9005

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLAQ	The Nasdaq Stock Market LLC
Warrants	CLAQW	The Nasdaq Stock Market LLC
Rights	CLAQR	The Nasdaq Stock Market LLC
Units	CLAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 12, 2021, CleanTech Acquisition Corp. (the “Company”) filed its Form 10-Q for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q”). In connection with the audit of the Company’s annual financial statements as of and for the year ended December 31, 2021, the Company’s auditors, WithumSmith+Brown, PC, identified an error made in the Q3 Form 10-Q arising from the Company's incorrect allocation of proceeds from the Company’s initial public offering (the “Initial Public Offering”) to the issued Rights. As such, the Company had to reassess the allocation of the proceeds and costs related to the Initial Public Offering, consummated on July 19, 2021. Additionally, this change in allocation led to a change in the Company's valuation of the public and private warrants as of the Initial Public Offering date, and the subsequent operating gain (loss) around the change in the fair value of the warrant liabilities in the Q3 Form 10-Q.

On March 28, 2022, the Company and the audit committee of the Company’s board of directors (the “Audit Committee”), after discussion with Company management, concluded that the Company’s previously issued (i) audited balance sheet as of July 19, 2021 included in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 23, 2021 (the “Audited Balance Sheet”), and (ii) unaudited interim financial statements included in the Q3 Form 10-Q (collectively, the “Affected Periods” and clause (i) only, the “Affected Quarterly Period”) should no longer be relied upon and that it is appropriate to restate the Company’s financial statements for the Affected Periods. As such, the Company intends to restate its financial statements for the Affected Quarterly Period in Amendment No. 1 to the Company’s Q3 Form 10-Q to be filed with the SEC (the “Q3 Form 10-Q/A”) as soon as practicable. The Q3 Form 10-Q/A will include a restatement of the unaudited interim condensed financial statements for the Affected Quarterly Period. In addition, the Company intends to restate the Audited Balance Sheet in a future filing with the SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the Initial Public Offering.

The Company has concluded that in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting for accounting for complex financial instruments during the Affected Periods and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Q3 Form 10-Q/A.

The Company and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith + Brown, PC, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2022

CLEANTECH ACQUISITION CORP.

By:	/s/ Eli Spiro
Name:	Eli Spiro
Title:	Chief Executive Officer

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